SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     Form 8-K
                                    (Amended)

                                  CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  September 19, 1997
                                         (Amended from August 15, 1997)

                     ENVIRONMENTAL TESTING TECHNOLOGIES, INC.
                       (Formerly Peripheral Systems, Inc.)

                                    WASHINGTON

                    1-10069                             93-0845837
               Commission File No.           IRS Employer Identification No.



                             7500 Perimeter Road South
                     	  	    Seattle, Washington  98108


Registrant's telephone number, including area code:  (206) 763-1919



Item 4 - Changes in Registrant's Certifying Accountant

Effective August 15, 1997, BDO Seidman, LLP ("BDO"), the auditors of Environmental Testing Technologies, Inc. (the "Company"), has resigned.

BDO's reports on the consolidated financial statements for the fiscal years ended May 31, 1994 and 1995 contained an explanatory paragraph as to the Company's ability to continue as a going concern. The audits of the financial statements for the fiscal years ended May 31, 1996 and 1997 were not completed.

On August 15, 1997, BDO informed the Company that information regarding the filing of certain tax forms had recently come to BDO's attention. This information (although it would not cause a material adjustment to the financial statements) has led BDO to believe that it no longer can rely on management's representations.

The Company is not aware of any disagreements with BDO during the two fiscal years ended May 31, 1995, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On August 18, 1997, the Board of Directors of Environmental Testing Technologies, Inc. engaged the accounting firm of Terrence J. Dunne as independent accountants for the registrant to perform an audit for the fiscal years 1996 and 1997.

On September 18, 1997, Terrence J. Dunne resigned by mutual agreement as independent accountants for the Registrant due to the time constraint requirements placed upon Terrence J. Dunne by the registrant. The Company is not aware of any disagreements with Terrence J. Dunne on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Terrence J. Dunne, would cause it to make reference to the sub disagreement in connection with its report for the fiscal years 1996 and 1997.

On September 18, 1997, the Board of Directors of Environmental Testing Technologies, Inc. engaged the accounting firm of Williams and Webster as independent accountants for the Registrant to perform the audit for the fiscal years 1996 and 1997.

Audited financial statements prepared pursuant to the requirements of
Section 15(d) of the Exchange Act were not filed for the past two fiscal years. The Registrant is working toward preparing a filing to cover the period in which no filings were made.

The Registrant has requested that BDO Seidman furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter is an Exhibit to the Form 8-K.

The Registrant has requested Terrence J. Dunne furnish it with a letter addressed to the Commission stating whether it agrees with the above statement relative to Terrence J. Dunne. A copy of such letter is an Exhibit to the Form 8-K.

Item 7 - Financial Statements and Exhibits

      (a)	Financial statements - not applicable

      (b)   Pro forma financial information - not applicable

     	(c)	Exhibit:

       		 BDO Seidman letter dated September 3, 1997

		        Terrence J. Dunne letter dated September 18, 1997


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:	August 20, 1997

			ENVIRONMENTAL TESTING TECHNOLOGIES, INC.



			By ____Signature on File________________________
				George B. Maitland, President


Exhibit

The Company has in its files a letter from BDO Seidman, LLP, stating:

We have been furnished with a copy of the response to Item 4 of Form 8-K/A for the event that occurred on August 15, 1997, filed by our former client, Environmental Testing Technologies, Inc. We agree with the amended disclosures made in response to that Item insofar as they relate to our firm.

Very truly yours,

Signature on file

BDO Siedman, LLP

Exhibit

The Company has in its files a letter from Terrence J. Dunne, CPA, stating:

I have read the draft of the 8-K Report dated September 19, 1997, from Environmental Testing Technologies, Inc. to the Securities and Exchange Commission, and I concur with it.

Sincerely,

Signature on file

Terry Dunne, CPA